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                                                                    Exhibit 10.4

                 SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT


                  This SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of this 30th of June, 1998 by and between COLORSPAN CORPORATION (f/k/a LaserMaster Corporation), a Minnesota corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent and Lender ("Agent"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS

                  WHEREAS, Borrower and Agent have entered into that certain Credit Agreement dated as of January 17, 1996, as amended by that certain First Amendment to Credit Agreement dated as of May 15, 1996, that Second Amendment to Credit Agreement dated as of January 3 1, 1997, that Third Amendment to Credit Agreement dated as of May 14, 1997 that Fourth Amendment to Credit Agreement dated as of October 14, 1997 and that Fifth Amendment to Credit Agreement dated as of February 17, 1998 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

                  WHEREAS, Borrower and Agent wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1.     Name Change; Location Change.

                  Agent and Lenders consent to the change of name of ColorMasters, Inc. to ColorSpan Latin America, Inc. ("CSLA") and to the establishment of an office for CSLA at 3785 Northwest 82nd Avenue, Suite 300, Miami, Florida 33166. Borrower represents to Agent and Lenders that the FEIN for CSLA is 41-17615-II.

                  SECTION 2.     Transfer of Assets.

                  Agent and Lenders hereby consent to the transfer from Borrower to CSLA of accounts, inventory, general intangibles and books and records relating to business conducted by Borrower in Latin America.

                  SECTION 3.     Amendments to Credit Agreement.

                  (a) Definitions. Schedule A to the Credit Agreement is amended as follows:
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                             (i) to delete the definition of ColorMasters and
                                 insert the following definition in its place:

                                    "CSLA" shall mean ColorSpan Latin America,
                                    Inc., a Minnesota corporation.

                           (ii) to delete the definition of "Asia/Pacific" and insert the following definition in its place:

                                    "Asia/Pacific" shall mean ColorSpan
                                    Asia/Pacific, Inc., a Minnesota corporation

                           (iii) clause (a) of the definition of Borrowing Base
                                 is amended to read in its entirety as follows:

                                    (a) sixty percent (65%) of Eligible
                                    Accounts, less reserves, provided that in no event shall the amount calculated in this clause (a) with respect to Asia/Pacific exceed $1,000,000 at any time or the amount calculated in this clause (a) with respect to CSLA exceed $250,000 at any time.

                  (b) General Amendment. All references in the Credit Agreement and other Loan Documents to ColorMasters shall be changed to refer to CSLA.

                  (c) New Negative Covenant. The following additional negative covenant is added to the Credit Agreement:

                           6.24 CSLA. Borrower shall not cause or permit CSLA to incur obligations or indebtedness other than (a) obligations owing to Borrower, (b) obligations arising solely by operation of law, (c) Indebtedness permitted under Sections 6.3(i) and 6.7(iii), and (d) obligations under any lease of real estate which do not exceed $300,000 per year.

                  (d) Amend Section 6.3(i). Clause (i) of Section 6.3 is amended to read as follows:

                           (i) Indebtedness of Borrower, Asia/Pacific and CSLA
                               permitted under Section 6.7.

                  (e) Amendment to Section 6.7(iii). The parenthetical carve-out in clause (iii) of Section 6.7 is amended to read as follows:

                           "(provided that the aggregate amount incurred by Asia/Pacific shall not exceed $300,000 at any time and the aggregate amount incurred by CSLA shall not exceed $300,000 at any time.)"
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                  SECTION 4.  Representations and Warranties. Borrower
represents and warranties that:

                  (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

                  (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                  (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or
(iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof, and

                  (d) no Default or Event of Default will exist or result after giving effect hereto.

                  SECTION 5.     Conditions to Effectiveness.

                  This Amendment will be effective upon satisfaction of the following conditions:

                  (a) Execution and delivery of four counter-parts of this Amendment by each of the parties hereto.

                  (b) Delivery to Agent from CSLA of a UCC-3 amendment for filing in Minnesota and a UCC- I for filing in Florida.

                  SECTION 6.  Reference to and Effect Upon the Credit Agreement.

                  (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
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                  (b) The execution, delivery and effectiveness of this
Amendment shall not operate as a waiver or any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

                  SECTION 7. Waiver. In consideration of the foregoing, Borrower hereby waives, and covenants not to sue Agent with respect to, any and all claims it may have against Agent, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof.

                  SECTION 8. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

                  SECTION 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

                  SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                            [signature pages follow]
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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                        COLORSPAN CORPORATION


                                        By:_______________________________
                                        Title:____________________________

Revolving Credit Loan                   GENERAL ELECTRIC CAPITAL
Commitment:  $10,000,000                CORPORATION, as Agent


                                        By:_______________________________
                                        Title:____________________________